                                                                    Exhibit 99.1

                             LETTER OF TRANSMITTAL
                            MIDWEST GENERATION, LLC

                           OFFER FOR ALL OUTSTANDING
           $333,500,000 8.30% SERIES A PASS-THROUGH CERTIFICATES AND
             $813,500,000 8.56% SERIES B PASS-THROUGH CERTIFICATES
                 IN EXCHANGE FOR IDENTICAL PRINCIPAL AMOUNTS OF
                    8.30% SERIES A PASS-THROUGH CERTIFICATES
                  AND 8.56% SERIES B PASS-THROUGH CERTIFICATES
                        WHICH HAVE BEEN REGISTERED UNDER
                    THE SECURITIES ACT OF 1933, AS AMENDED,
               PURSUANT TO THE PROSPECTUS, DATED          , 2001

--------------------------------------------------------------------------------
    THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON         ,
   2001, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN
   PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
--------------------------------------------------------------------------------

      Delivery To: United StatesTrust Company of New York, EXCHANGE AGENT

       BY HAND BEFORE 4:30 P.M.:               BY REGISTERED OR CERTIFIED MAIL:
 United States Trust Company of NewYork     United States Trust Company of NewYork
             30 Broad Street                             P.O. Box 112
                 B-Level                             Bowling Green Station
           New York, NY 10004                      New York, New York 10274
                                              Attention: Corporate Trust Services

     BY HAND OR OVERNIGHT DELIVERY AFTER 4:30 P.M. ON THE EXPIRATION DATE:

                    United States Trust Company of New York
                          30 Broad Street, 14th Floor
                            New York, New York 10004
                             FOR INFORMATION CALL:
                                 (800) 548-6565

                           BY FACSIMILE TRANSMISSION
                       (FOR ELIGIBLE INSTITUTIONS ONLY):
                                 (212) 422-0183
                          Attention: Customer Service
                             CONFIRM BY TELEPHONE:
                                 (800) 548-6565

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE,
                     WILL NOT CONSTITUTE A VALID DELIVERY.

    The undersigned acknowledges that he or she has received the Prospectus,
dated       , 2001 (the "Prospectus"), of Midwest Generation, LLC (the
"Company"), a Delaware limited liability company and wholly-owned subsidiary of Edison Mission Energy, a California corporation and guarantor of lease payment obligations of the Company, and this Letter of Transmittal (the "Letter"), which together constitute the Company's offer (the "Exchange Offer") to exchange up to $333,500,000 aggregate principal amount of new 8.30% Series A Pass-Through Certificates and up to $813,500,000 aggregate principal amount of new 8.56% Series B Pass-Through Certificates(the "Exchange Certificates"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for an equal aggregate principal amount of the Company's issued and outstanding 8.30% Series A Pass-Through Certificates and 8.56% Series B Pass-Through Certificates (the "Original Certificates") from the registered holders thereof (the "Holders").

    For each Original Certificate accepted for exchange, the Holder of such Original Certificate will receive an Exchange Certificate having a principal amount equal to that of the surrendered Original Certificate. The Exchange Certificates will bear interest from the most recent date to which interest has been paid on the Original Certificates. Accordingly, registered Holders of Exchange Certificates on the relevant record date for the first interest payment date following the consummation of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid. Original Certificates accepted for exchange will cease to accrue interest from and after the date of consummation of the Exchange Offer. Holders of Original Certificates whose Original Certificates are accepted for exchange will not receive any payment in respect of accrued interest on such Original Certificates otherwise payable on any interest payment date the record date for which occurs on or after consummation of the Exchange Offer.

    This Letter is to be completed by a holder of Original Certificates either if certificates are to be forwarded herewith or if a tender of certificates for Original Certificates, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to, and received by, the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter and that the Company may enforce this Letter against such participant. Holders of Original Certificates whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Original Certificates into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Original Certificates according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1.

    DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

    The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

    List below the Original Certificates to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Original Certificates should be listed on a separate signed schedule affixed hereto.

------------------------------------------------------------------------------------------------------
 DESCRIPTION OF ORIGINAL CERTIFICATES                  1                  2                  3
------------------------------------------------------------------------------------------------------
                                                                      AGGREGATE
                                                                      PRINCIPAL
    NAME(S) AND ADDRESS(ES) OF REGISTERED                             AMOUNT OF          PRINCIPAL
                  HOLDER(S)                       CERTIFICATE         ORIGINAL            AMOUNT
         (PLEASE FILL IN, IF BLANK)               NUMBER(S)*       CERTIFICATE(S)       TENDERED**
------------------------------------------------------------------------------------------------------

                                               -------------------------------------------------------

                                               -------------------------------------------------------

                                               -------------------------------------------------------

                                               -------------------------------------------------------
                                                     TOTAL

------------------------------------------------------------------------------------------------------
 *   Need not be completed if Original Certificates are being tendered by book-entry transfer.
 **  Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the
     Original Certificates represented by the Original Certificates indicated in column 2. See
     Instruction 2. Original Certificates tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.

------------------------------------------------------------------------------------------------------

/ /  CHECK HERE IF TENDERED ORIGINAL CERTIFICATES ARE BEING DELIVERED BY
    BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution ______________________________________________
    Account Number __________________ Transaction Code Number __________________

    By crediting the Original Certificates to the Exchange Agent's account at the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated Agent's Message in which the holder of the Original Certificates acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Original Certificates all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.

/ /  CHECK HERE IF TENDERED ORIGINAL CERTIFICATES ARE BEING DELIVERED PURSUANT
    TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Holder(s) ____________________________________________
    Window Ticket Number (if any) ______________________________________________
    Date of Execution of Notice of Guaranteed Delivery _________________________ Name of Institution Which Guaranteed Delivery ______________________________ IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

    Account Number __________________ Transaction Code Number __________________
/ /  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name: ______________________________________________________________________

    Address: ___________________________________________________________________

    ____________________________________________________________________________

    If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Certificates. If the undersigned is a broker-dealer that will receive Exchange Certificates for its own account in exchange for Original Certificates that were acquired as a result of market-making activities or other trading activities, it acknowledges that such Original Certificates were acquired by such broker-dealer as a result of market-making or other trading activities and, that it must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction, including the delivery of a prospectus that contains information with respect to any selling holder required by the Securities Act in connection with any resale of the Exchange Certificates; however, by so acknowledging and by delivering such a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer that will receive Exchange Certificates, it represents that the Original Certificates to be exchanged for the Exchange Certificates were acquired as a result of market-making activities or other trading activities.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Original Certificates indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Certificates tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Certificates as are being tendered hereby.

    The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned's true and lawful agent and attorney-in-fact with respect to such tendered Original Certificates, with full power of substitution, among other things, to cause the Original Certificates to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Certificates, and to acquire Exchange Certificates issuable upon the exchange of such tendered Original Certificates, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any Exchange Certificates acquired in exchange for Original Certificates tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Certificates, whether or not such person is the undersigned, that neither the Holder of such Original Certificates nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in the distribution of such Exchange Certificates and that neither the Holder of such Original Certificates nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company.

    The undersigned acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the Exchange Certificates issued pursuant to the Exchange Offer in exchange for the Original Certificates may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Certificates are acquired in the ordinary course of such Holders' business and such Holders have no arrangement with any person to participate in the distribution of such Exchange Certificates. However, the SEC has not considered the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Certificates and has no arrangement or understanding to participate in a distribution of Exchange Certificates. If any Holder is an affiliate of the Company, is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Exchange Certificates to be acquired pursuant to the Exchange Offer, such Holder
(i) could not rely on the applicable interpretations of the staff of the SEC and
(ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive Exchange Certificates for its own account in exchange for Original Certificates, it represents that the Original Certificates to be exchanged for the Exchange Certificates were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Certificates; however, by so acknowledging and by delivering a prospectus meeting the requirements of the Securities Act, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original

Certificates tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal Rights" section of the Prospectus.

    Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the Exchange Certificates (and, if applicable, substitute certificates representing Original Certificates for any Original Certificates not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Original Certificates, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Certificates (and, if applicable, substitute certificates representing Original Certificates for any Original Certificates not exchanged) to the undersigned at the address shown above in the box entitled "Description of Original Certificates."

    THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL CERTIFICATES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL CERTIFICATES AS SET FORTH IN SUCH BOX ABOVE.

-------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

      To be completed ONLY if certificates for Original Certificates not exchanged and/or Exchange Certificates are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above, or if Original Certificates delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

  Issue Exchange Certificates and/or Original Certificates to:
  Name(s) ____________________________________________________________________
                             (PLEASE TYPE OR PRINT)

   __________________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                                   (ZIP CODE)

                         (COMPLETE SUBSTITUTE FORM W-9)

 / / Credit unexchanged Original Certificates delivered by book-entry transfer to the Book-Entry Transfer Facility account set forth below.

 ______________________________________________________________________________
                          BOOK-ENTRY TRANSFER FACILITY
                        (ACCOUNT NUMBER, IF APPLICABLE)

------------------------------------------------------
------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

      To be completed ONLY if certificates for Original Certificates not exchanged and/or Exchange Certificates are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter above or to such person or persons at an address other than shown in the box entitled Description of Original Certificates on this Letter above.

  Mail Exchange Certificates and/or Original Certificates to:

  Name(s) ____________________________________________________________________
                             (PLEASE TYPE OR PRINT)

   __________________________________________________________________________

                             (PLEASE TYPE OR PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________
                                   (ZIP CODE)

-----------------------------------------------------

    IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL CERTIFICATES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
               (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 BELOW)

  X _________________________________  _________________________________, 2001

  X _________________________________  _________________________________, 2001
                  (SIGNATURE(S) OF OWNER)  (DATE)

      Area Code and Telephone Number _________________________________________

      If a holder is tendering any Original Certificates, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original Certificates or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

  Name(s): ___________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Capacity: __________________________________________________________________

  Address: ___________________________________________________________________

  ____________________________________________________________________________
                              (INCLUDING ZIP CODE)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

  Signature(s) Guaranteed by
  an Eligible Institution: ___________________________________________________
                             (AUTHORIZED SIGNATURE)

  ____________________________________________________________________________
                                    (TITLE)

  ____________________________________________________________________________
                                (NAME AND FIRM)

  Dated: _______________________________________________________________, 2001
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
     FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER FOR THE OUTSTANDING $333,500,000 8.30% SERIES A PASS-THROUGH CERTIFICATES AND
             $813,500,000 8.56% SERIES B PASS-THROUGH CERTIFICATES
                                IN EXCHANGE FOR
                         IDENTICAL PRINCIPAL AMOUNTS OF
                    8.30% SERIES A PASS-THROUGH CERTIFICATES
                  AND 8.56% SERIES B PASS-THROUGH CERTIFICATES
                      WHICH HAVE BEEN REGISTERED UNDER THE
                       SECURITIES ACT OF 1933, AS AMENDED

1.  DELIVERY OF THIS LETTER AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

    This Letter is to be completed by holders of Original Certificates either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by the Book-Entry Transfer Facility to and received by the Exchange Agent and forming a part of a Book-Entry Confirmation, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal and that the Company may enforce the Letter of Transmittal against such participant. Certificates for all physically tendered Original Certificates, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or manually signed facsimile hereof or Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Original Certificates tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

    Holders whose certificates for Original Certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Original Certificates pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to 5:00 P.M., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Original Certificates and the amount of Original Certificates tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Original Certificates, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Original Certificates, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) with any required signature guarantees and all other documents required by this Letter, are received by the Exchange Agent within three NYSE trading days after the date of execution of the Notice of Guaranteed Delivery.

    The method of delivery of this Letter, the Original Certificates and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Original Certificates are sent by mail, it is suggested that the mailing be registered mail, properly insured, with return receipt requested, made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date.

    See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO CERTIFICATEHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER).

    If less than all of the Original Certificates evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Certificates to be tendered in the box above entitled "Description of Original Certificates--Principal Amount Tendered. "A reissued certificate representing the balance of nontendered Original Certificates will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the Expiration Date. ALL OF THE ORIGINAL CERTIFICATES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. SIGNATURES ON THIS LETTER; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

    If this Letter is signed by the registered holder of the Original Certificates tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

    If any tendered Original Certificates are owned of record by two or more joint owners, all of such owners must sign this Letter.

    If any tendered Original Certificates are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

    When this Letter is signed by the registered holder or holders of the Original Certificates specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Certificates are to be issued, or any untendered Original Certificates are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

    If this Letter is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s) and signatures on such certificate(s) must be guaranteed by an Eligible Institution.

    If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

    Endorsements on certificates for Original Certificates or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm that is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each an "Eligible Institution").

    Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Original Certificates are tendered: (i) by a registered holder of Original Certificates (which term, for purposes of the Exchange Offer, includes any participant in the Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Original Certificates) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or (ii) for the account of an Eligible Institution.

4.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

    Tendering holders of Original Certificates should indicate in the applicable box the name and address to which Exchange Certificates issued pursuant to the Exchange Offer and/or substitute certificates evidencing Original Certificates not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Certificateholders tendering Original Certificates by book-entry transfer may request that Original Certificates not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such certificateholder may designate hereon. If no such instructions are given, such Original Certificates not exchanged will be returned to the name and address of the person signing this Letter.

5.  TAXPAYER IDENTIFICATION NUMBER.

    Federal income tax law generally requires that a tendering holder whose Original Certificates are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering holder who is an individual, is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption from backup withholding, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, the Exchange Agent may be required to withhold 31% of the amount of any reportable payments made after the exchange to such tendering holder of Exchange Certificates. If withholding results in an overpayment of taxes, a refund may be obtained.

    Exempt holders of Original Certificates (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

    To prevent backup withholding, each tendering holder of Original Certificates must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying, under penalties of perjury, that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, or (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Original Certificates is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Exchange Agent a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Original Certificates are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in
Part 2 of the Substitute Form W-9 and write "applied for" in lieu of its TIN.
Note: Checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If the box in Part 2 of the Substitute Form W-9 is checked, the Exchange Agent will retain 31% of reportable payments made to a holder during the sixty (60) day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with his or her TIN within sixty (60) days of the Substitute Form W-9, the Exchange Agent will remit such amounts retained during such sixty (60) day period to such holder and no further amounts will be retained or withheld from payments made to the holder thereafter. If, however, such holder does not provide its TIN to the Exchange Agent within such sixty (60) day period, the Exchange Agent will remit such previously withheld amounts to the Internal Revenue Service as backup withholding and will withhold 31% of all reportable payments to the holder thereafter until such holder furnishes its TIN to the Exchange Agent.

6.  TRANSFER TAXES.

    The Company will pay all transfer taxes, if any, applicable to the transfer of Original Certificates to it or its order pursuant to the Exchange Offer. If, however, Exchange Certificates and/or substitute Original Certificates not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Original Certificates tendered hereby, or if tendered Original Certificates are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Original Certificates to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE ORIGINAL CERTIFICATES SPECIFIED IN THIS LETTER.

7.  WAIVER OF CONDITIONS.

    The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.  NO CONDITIONAL TENDERS.

    No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Certificates, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Original Certificates for exchange.

    Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Certificates nor shall any of them incur any liability for failure to give any such notice.

9.  MUTILATED, LOST, STOLEN OR DESTROYED ORIGINAL CERTIFICATES.

    Any holder whose Original Certificates have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10. WITHDRAWAL RIGHTS.

    Tenders of Original Certificates may be withdrawn at any time prior to 5:00 P.M., New York City time, on the Expiration Date.

    For a withdrawal of a tender of Original Certificates to be effective, a written notice of withdrawal must be received by the Exchange Agent at the address set forth above prior to 5:00 P.M., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having tendered the Original Certificates to be withdrawn (the "Depositor"), (ii) identify the Original Certificates to be withdrawn (including certificate number or numbers and the principal amount of such Original Certificates), (iii) contain a statement that such Holder is withdrawing his election to have such Original Certificates exchanged, (iv) be signed by the Holder in the same manner as the original signature on the Letter by which such Original Certificates were tendered (including any required signature guarantees) or be accompanied by documents of transfer to have the Trustee with respect to the Original Certificates register the transfer of such Original Certificates in the name of the person withdrawing the tender and (v) specify the name in which such Original Certificates are registered, if different from that of the Depositor. If Original Certificates have been tendered pursuant to the procedure for book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Original Certificates and otherwise comply with the procedures of such facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Original Certificates so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer and no

Exchange Certificates will be issued with respect thereto unless the Original Certificates so withdrawn are validly retendered. Any Original Certificates that have been tendered for exchange but which are not exchanged for any reason will be returned to the Holder thereof without cost to such Holder (or, in the case of Original Certificates tendered by book-entry transfer into the Exchange Agent's account at the Book-Entry Transfer Facility pursuant to the book-entry transfer procedures set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus, such Original Certificates will be credited to an account maintained with the Book-Entry Transfer Facility for the Original Certificates) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Original Certificates may be retendered by following the procedures described above at any time on or prior to 5:00 P.M., New York City time, on the Expiration Date.

11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

    Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, and requests for Notices of Guaranteed Delivery and other related documents may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (See Instruction 5)
             PAYOR'S NAME: UNITED STATES TRUST COMPANY OF NEW YORK

---------------------------------------------------------------------------------------------------------------
              SUBSTITUTE                     PART 1--PLEASE                  TIN: ------------------------
               FORM W-9                      PROVIDE YOUR TIN IN               SOCIAL SECURITY NUMBER OR
      DEPARTMENT OF THE TREASURY             THE BOX AT RIGHT AND           EMPLOYER IDENTIFICATION NUMBER
       INTERNAL REVENUE SERVICE              CERTIFY BY SIGNING
                                             AND DATING BELOW.
                                             ------------------------------------------------------------------
                                             PART 2--TIN Applied For / /
                                             ------------------------------------------------------------------
          PAYOR'S REQUEST FOR                CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:
               TAXPAYER                      (1) the number shown on this form is my correct TIN (or I am
         IDENTIFICATION NUMBER                   waiting for a number to be issued to me),
               (TIN) AND
             CERTIFICATION
                                             (2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been
                                                 notified by the Internal Revenue Service (the IRS) that I am subject to backup withholding as a result of a failure to
                                                 report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding and
                                             (3) any other information provided on this form is true and correct.

                                             SIGNATURE --------------------------  DATE --------
---------------------------------------------------------------------------------------------------------------
 You must cross out item(2) of the above certification if you have been notified by the IRS that you are subject to backup witholding because of underreporting of interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.
---------------------------------------------------------------------------------------------------------------

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9
--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 31 percent of all reportable payments made to me thereafter will be withheld until I provide a number.

SIGNATURE _____________________________________________________  DATE __________
--------------------------------------------------------------------------------